UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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STEADFAST INCOME REIT, INC.

(Name of Registrant as Specified in Its Charter)

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18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (949) 852-0700 www.steadfastreits.com
Steadfast Income REIT, Inc.
September 17, 2019
Dear Stockholder:
On behalf of the Board of Directors, I cordially invite you to attend the 2019 Annual Meeting of Stockholders of Steadfast Income REIT, Inc., to be held on Wednesday, November 6, 2019, at 3:30 p.m. Pacific Time at our corporate offices at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612. We look forward to your attendance.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information on the matters to be voted on at the 2019 Annual Meeting of Stockholders. Our Board of Directors has fixed the close of business on August 15, 2019, as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting of Stockholders or any adjournment or postponement thereof.
Your vote is very important. Regardless of the number of shares you own, it is important that your shares be represented at the 2019 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2019 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it in the accompanying self-addressed, postage-paid return envelope. You may also electronically submit your proxy by internet at www.proxypush.com/SIR or vote by telephone by calling (866) 858-9528 and following the instructions provided.
Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2019 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2019 Annual Meeting of Stockholders.
YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER AND FOR YOUR CONTINUED SUPPORT OF OUR COMPANY.
Sincerely,
Rodney F. Emery
Chairman of the Board
Chief Executive Officer

STEADFAST INCOME REIT, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 6, 2019
NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Steadfast Income REIT, Inc. (the “Company,” “we,” “our,” or “us”), will be held on Wednesday, November 6, 2019, at 3:30 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612 for the following purposes:

1.
to elect to the Board of Directors of the Company the five nominees named in the attached proxy statement to serve until the Company’s 2020 Annual Meeting of Stockholders and until each of their successors is duly elected and qualifies;

2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.	to transact such other business properly coming before the 2019 Annual Meeting of Stockholders or any adjournment or postponement thereof.
These items are discussed in the following pages, which are made part of this notice. Stockholders of record on August 15, 2019, are entitled to vote at the 2019 Annual Meeting of Stockholders. We reserve the right, in our sole discretion, to adjourn or postpone the 2019 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.
You may obtain directions to attend the 2019 Annual Meeting of Stockholders by calling Investor Relations at (877) 240-7264.
Please sign and date the accompanying proxy card and return it promptly in the accompanying self-addressed, postage-paid return envelope whether or not you plan to attend. You may also submit your proxy by internet at www.proxypush.com/SIR or by telephone by calling (866) 858-9528. Instructions are included with the proxy card. Your vote is important to us and we urge you to submit your proxy card early. You may revoke your proxy at any time prior to its exercise. If you attend the 2019 Annual Meeting of Stockholders, you may vote in person, even if you previously returned your proxy card or authorized a proxy by telephone or electronically.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2019
Our proxy statement, form of proxy card and 2018 Annual Report are also available at www.proxypush.com/SIR.

STEADFAST INCOME REIT, INC.
18100 Von Karman Avenue
Suite 500
Irvine, CA 92612
(949) 852-0700

PROXY STATEMENT

The accompanying proxy is solicited by the board of directors (the “Board of Directors”) of Steadfast Income REIT, Inc. (the “Company,” “we,” “our,” or “us”) for use in voting at its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) to be held on Wednesday, November 6, 2019, at 3:30 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders provided with this proxy statement.
This proxy statement, form of proxy, and voting instructions are first being mailed or given to stockholders on or about September 17, 2019.
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the 2019 Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who is not able to attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Rodney F. Emery and Ana Marie del Rio, each of whom serves as an officer of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the 2019 Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions, in which case, they will vote “FOR ALL” the nominees for the Board of Directors and “FOR” the ratification of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us (or submit your proxy via telephone or electronically) as soon as possible whether or not you plan on attending the meeting.

If you authorize your proxy via telephone or electronically, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The 2019 Annual Meeting will be held on Wednesday, November 6, 2019, at 3:30 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612.

Q:	What is the purpose of the 2019 Annual Meeting?

A:
Management will respond to questions from stockholders. In addition, representatives of Ernst & Young, our independent registered public accounting firm, are expected to be available during the 2019 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.

At the 2019 Annual Meeting, stockholders will vote upon the following:

•
the election to the Board of Directors of the five nominees named in this proxy statement to serve until the Company’s 2020 Annual Meeting of Stockholders and until each of their successors is duly elected and qualifies;

•	the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

•	the transaction of such other business properly coming before the 2019 Annual Meeting or any adjournment or postponement thereof.
No cumulative voting is authorized, and dissenters’ rights are not applicable to matters being voted upon.

Q:	What is the Board of Directors’ voting recommendation?

A:
Unless you give other instructions on your proxy card, the individuals appointed as your proxies will vote in accordance with the recommendation of the Board of Directors. The Board of Directors recommends that you vote your shares:

“FOR ALL” five nominees to the Board of Directors; and
“FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q:	Who is entitled to vote?

A:
Only stockholders of record at the close of business on August 15, 2019 (the “Record Date”) are entitled to receive notice of the 2019 Annual Meeting and to vote the shares of common stock of the Company that they held on the Record Date at the 2019 Annual Meeting, or any postponements or adjournments thereof. As of the Record Date, we had 73,984,088 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on during the 2019 Annual Meeting.

Q:	What constitutes a quorum?

A:
If a majority of the shares outstanding on the Record Date are present at the 2019 Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:	What vote is required to approve each proposal that comes before the 2019 Annual Meeting?

A:
Election of Directors.    To elect the nominees for the Board of Directors, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. This means that a nominee for the Board of Directors needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to the Board of Directors. Because of this requirement, “withheld” votes and broker non-votes will have the effect of a vote against each nominee for the Board of Directors. If an incumbent nominee for the Board of Directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

Ratification of Auditors.    To approve the ratification of the appointment of Ernst & Young, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Ernst & Young.

Q:	Can I attend the 2019 Annual Meeting?

A:
You are entitled to attend the 2019 Annual Meeting if you are a stockholder of record or a beneficial holder as of the close of business on August 15, 2019, or you hold a valid legal proxy for the 2019 Annual Meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the 2019 Annual Meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date as well as your photo identification for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the 2019 Annual Meeting.

Q:	How do I vote my shares at the 2019 Annual Meeting?

A:	You may vote your shares in the following manner:

•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed, postage-paid return envelope.

•	Authorizing a Proxy by Telephone — Stockholders may authorize a proxy by calling (866) 858-9528 and following the instructions provided.

•	Authorizing a Proxy by Internet — Stockholders may authorize a proxy by completing the electronic proxy card at www.proxypush.com/SIR.

•	In Person at the Meeting — Stockholders of record may vote in person at the 2019 Annual Meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.
If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held in street name at the 2019 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	Can I revoke my proxy after I return my proxy card or after I authorize a proxy via the telephone or internet?

A:	If you are a stockholder of record as of August 15, 2019, you may revoke your proxy at any time before the proxy is exercised at the 2019 Annual Meeting by:

•	delivering to our Secretary a written notice of revocation;

•	returning a properly signed proxy bearing a later date; or

•	attending the 2019 Annual Meeting and voting in person (although attendance at the 2019 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).
To revoke a proxy previously submitted by mail, telephone or internet, you may simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for mail, telephone or internet voting. The later submitted proxy will be recorded and the earlier proxy revoked.
If you hold shares of our common stock in street name, you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:	What happens if additional proposals are presented at the 2019 Annual Meeting?

A:
Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the 2019 Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals appointed as your proxies the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How will shares be voted if a stockholder does not give specific voting instructions in the proxy submitted by the stockholder?

A:
If you submit a proxy but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Annual Meeting of Stockholders, your shares will be voted as recommended by the Board of Directors on those proposals.

Q:	Will my vote make a difference?

A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at our annual meetings to constitute a quorum. THEREFORE, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder proxies. We encourage you to participate in the governance of the Company and welcome your attendance at the 2019 Annual Meeting.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:
The Company will bear the entire cost of the solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our Board of Directors and officers who will not receive any additional compensation for such solicitation activities. We have engaged Mediant Communications, Inc. (“Mediant”) to assist with the solicitation of proxies in conjunction with the 2019 Annual Meeting and will pay Mediant an aggregate fee of approximately $86,000, plus reimburse them for out-of-pocket costs. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	Who will count the votes?

A:	Dinesh Davar, Chief Financial Officer, Steadfast Companies, and Inspector of Elections, and Mediant will tabulate the votes.

Q:	Where can I find the voting results of the 2019 Annual Meeting?

A:
The Company will report voting results by filing with the SEC a Current Report on Form 8-K within four business days following the date of the 2019 Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.

Q:	Where can I find more information?

A:
We file annual, quarterly, current reports and other information with the SEC. Copies of our SEC filings, including exhibits, can be obtained free of charge on our website at www.steadfastreits.com. This website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

Q:	If I share my residence with another stockholder of the Company, how many copies of the proxy statement should I receive?

A:
The SEC has adopted a rule concerning the delivery of disclosure documents that allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “householding.” This rule benefits both you and the Company. It reduces the volume of duplicative information received at your household and helps the Company reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Mediant at (844) 371-1441 or write to P.O. BOX 8035, Cary, NC 27512-9916. If you are a stockholder that receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent.

PROPOSAL 1
ELECTION OF THE BOARD OF DIRECTORS
The Board of Directors nominated Rodney F. Emery, Ella S. Neyland, Scot B. Barker, Ned W. Brines and Don B. Saulic each for a term of office commencing on the date of the 2019 Annual Meeting and ending on the date of the 2020 Annual Meeting of Stockholders and until each of their successors is duly elected and qualifies. The Board of Directors currently consists of five directors comprising Messrs. Emery, Barker, Brines and Saulic and Ms. Neyland. The Board of Directors believes the nominees will play a vital role in our management and operations, particularly in connection with the continued growth and success of our Company through their participation on the Board of Directors.
Unless otherwise instructed on the proxy, the shares represented by proxies will be voted “FOR ALL” nominees. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he or she will serve on the Board of Directors for a one-year term and until his or her successor has been elected and qualifies. If any nominee becomes unavailable for any reason to serve as a director, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. We are not aware of any family relationship among any of the nominees to become members of the Board of Directors or executive officers of the Company. Each of the nominees for election has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a member to the Board of Directors except that each nominee has agreed to serve as a member to our Board of Directors if elected.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FIVE NOMINEES TO THE BOARD OF DIRECTORS.

 Information about Director Nominees
The following table and biographical descriptions set forth information with respect to the individuals who are our nominees for the Board of Directors:

Name	Age	Position
Rodney F. Emery	69	Chairman of the Board of Directors and Chief Executive Officer
Ella S. Neyland	65	Affiliated Director and President
Scot B. Barker	70	Independent Director
Ned W. Brines	57	Independent Director
Don B. Saulic	61	Independent Director
Rodney F. Emery serves as our Chairman of the Board of Directors and Chief Executive Officer, positions he has held since our inception in May 2009. Mr. Emery also serves as Chairman of the board of directors and Chief Executive Officer of Steadfast Apartment REIT, Inc. (“Steadfast Apartment REIT”), positions he has held since August 2013 and September 2013, respectively. In addition, Mr. Emery serves as Chairman of the board of directors and Chief Executive Officer of Steadfast Apartment REIT III, Inc. (“Steadfast Apartment REIT III”), positions he has held since January 2016 and August 2015, respectively. Mr. Emery is the founder of Steadfast Companies and is responsible for the corporate vision, strategy and overall guidance of the operations of Steadfast Companies. Mr. Emery chairs the Steadfast Executive Committee, which establishes policy and strategy and acts as the general oversight committee of Steadfast Companies. Mr. Emery also serves on the Steadfast Companies Investment Committee and is a member of the Board of Managers of Stira Capital Markets Group, LLC (“Stira Capital Markets Group”). Prior to founding Steadfast Companies in 1994, Mr. Emery served for 17 years as the President of Cove Properties, a diversified commercial real estate firm specializing in property-management, construction and development with a specialty in industrial properties. Mr. Emery received a Bachelor of Science in Accounting from the University of Southern California and serves on the board of directors of several non-profit organizations.
Our Board of Directors, excluding Mr. Emery, determined that the leadership positions previously and currently held by Mr. Emery and Mr. Emery’s extensive experience acquiring, financing, developing and managing hotel, multifamily, office, and retail real estate assets throughout the country have provided Mr. Emery with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Emery is highly qualified to serve as one of our directors.
Ella S. Neyland serves as our President and an affiliated director, positions she has held since October 2012. Ms. Neyland has also served as one of our independent directors, a position she held from October 2011 to September 2012. Ms. Neyland also serves as President and an affiliated director of Steadfast Apartment REIT, positions she has held since September 2013 and August 2013, respectively. In addition, Ms. Neyland serves as President and an affiliated director of Steadfast Apartment REIT III, positions she has held since August 2015 and January 2016, respectively. Ms. Neyland founded Thin Centers MD (“TCMD”), which provides medically supervised weight loss programs, in June 2010, and served as its Chief Financial Officer from February 2011 to October 2011. Prior to founding TCMD, Ms. Neyland was a founder of Santa Barbara Medical Innovations, LLC, a privately owned company that owns and leases low-level lasers to medical groups, and served as its Chief Financial Officer from December 2008 to February 2011. From October 2004 to December 2008, Ms. Neyland was a financial advisor of Montecito Medical Investment Company, a private real estate acquisition and development company headquartered in Santa Barbara, California. From April 2001 to September 2004, Ms. Neyland served as the Executive Vice President, Treasurer and Investor Relations Officer of United Dominion Realty Trust, Inc., where she was responsible for capital market transactions, banking relationships and presentations to investors and Wall Street analysts. Ms. Neyland also served as a voting member of the Investment Committee of United Dominion Realty Trust, Inc. that approved the repositioning of over $3 billion of investments. Prior to working at United Dominion Realty Trust, Inc., Ms. Neyland served as the Chief Financial Officer at Sunrise Housing, Ltd, a privately owned apartment development company, from November 1999 to March 2001. Ms. Neyland also served as Executive Director of CIBC World Markets, which provides investment, research and corporate banking products, from November 1997 to October 1999. From July 1990 to October 1997, Ms. Neyland served as the Senior Vice President of Finance and the Vice President of Troubled Debt Restructures/Finance for the Lincoln Property Company, a commercial real estate development and management company. From November 1989 to July 1990, Ms. Neyland was the Vice President/Portfolio Manager at Bonnet Resources Corporation, a subsidiary of BancOne. Prior to her employment at Bonnet Resources Corporation, Ms. Neyland served on the board of directors and as the Senior Vice President/Director of Commercial Real Estate Lending at Commerce Savings Association, a subsidiary of the publicly held American Century Corporation, from May 1983 to March 1989. Ms. Neyland received a Bachelor of Science in Finance from Trinity University in San Antonio, Texas.
Our Board of Directors, excluding Ms. Neyland, determined that Ms. Neyland’s prior service in real estate and banking, provided Ms. Neyland with the experience, skills and attributes necessary to effectively carry out her duties and responsibilities as a director. Consequently, our Board of Directors has determined that Ms. Neyland is highly qualified to serve as one of our directors.
Scot B. Barker serves as one of our independent directors, a position he has held since September 2009. From December 2003 to his retirement in December 2005, Mr. Barker served as President and Chief Operating Officer of GMAC Commercial Holding Corp. (“GMACCH”), one of the nation’s largest financiers of commercial real estate. Mr. Barker served as President of GMACCH Capital Markets Corp from 1998 to December 2003. During his tenure at GMACCH, Mr. Barker oversaw the firm’s real estate lending and investing activities in North America, Latin America, Asia and Europe. In 1978, Mr. Barker and several associates formed Newman and Associates, Inc., an investment banking firm specializing in financing affordable multifamily housing with tax exempt municipal securities. Mr. Barker served as Vice-President of Newman and Associates, Inc. from 1978 to 1984 and as President from 1984 to 1998, when Newman and Associates was acquired by GMACCH. Prior to founding Newman and Associates, Inc., Mr. Barker served as Vice-President with Gerwin & Co. from 1973 to 1978. Mr. Barker has been involved in a variety of professional and not-for-profit groups primarily focused on housing related business. Mr. Barker currently serves on the board of directors of Mountain Asset Management, a wholly-owned subsidiary of The Great-West Life Assurance Company. Mr. Barker was a past president of the National Housing and Rehabilitation Association and a past member of the Federal National Mortgage Association (Fannie Mae) Housing Impact Advisory Council. Mr. Barker received a Bachelor of Arts from Colorado College and a Master of Business Administration from the University of Denver.
Our Board of Directors, excluding Mr. Barker, determined that the prior leadership positions which Mr. Barker has held and Mr. Barker’s extensive experience with the financing of commercial real estate and multifamily housing have provided Mr. Barker with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Barker is highly qualified to serve as one of our directors.
Ned W. Brines serves as one of our independent directors, a position he has held since October 2012. Mr. Brines has also served as an independent director and Audit Committee Chairman of Steadfast Apartment REIT III since January 2016, and an independent trustee of Stira Alcentra Global Credit Fund from March 2017 to May 2019. Mr. Brines is presently the Director of Investments for Arnel & Affiliates since March 2016 where he oversees the management of the assets of a private family with significant and diversified holdings. From 2012 to 2016, Mr. Brines served as the Chief Investment Officer for the CitizenTrust Wealth Management and Trust division of Citizens Business Bank, where he was responsible for the investment management discipline, process, products and related sources. In addition, in September 2008 Mr. Brines founded Montelena Asset Management, a California based registered investment advisor firm, and served as its Chief Investment Officer until December 2018. From June 2010 to July 2012, Mr. Brines served as a portfolio manager for Andell Holdings, a private family office with significant and diversified holdings.  From May 2001 to September 2008, Mr. Brines served as a Senior Vice President and senior portfolio manager with Provident Investment Counsel in Pasadena managing their Small Cap Growth Fund with $1.6 billion in assets under management (“AUM”). Mr. Brines was with Roger Engemann & Associate in Pasadena from September 1994 to March 2001 in which he served as both an analyst and portfolio manager for their mid cap mutual fund and large cap Private Client business as the firm grew from $3 billion to over $19 billion in AUM. Mr. Brines earned a Master of Business Administration degree from the University of Southern California and a Bachelor of Science degree from San Diego State University. Mr. Brines also holds the Chartered Financial Analyst (CFA) designation and is involved in various community activities including serving on the investment committee of City of Hope as well as the Orange County Regional Counsel for San Diego State University.
Our Board of Directors, excluding Mr. Brines, determined that Mr. Brines’ prior service as a director and as chief investment officer have provided Mr. Brines with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Brines is highly qualified to serve as one of our directors.
Don B. Saulic serves as one of our independent directors, a position he has held since August 2015. Mr. Saulic has been actively involved in real estate and financial services for over 30 years. Mr. Saulic currently serves as Partner for The Bahnsen Group, LLC, a position he has held since August 2015. In his role, Mr. Saulic provides comprehensive financial planning, investment advisory, and risk management to high net worth investors, businesses and institutions. From April 2013 to August 2015, Mr. Saulic served as a Private Wealth Advisor at Capstone Partners Financial and Insurance Services, LLC. From June 2012 to August 2015, Mr. Saulic served as Chief Executive Officer for King Crown Capital Corporation, a company providing strategic business planning and consulting services. From January 2013 to April 2014, Mr. Saulic was a Private Wealth Advisor for Stephen A. Kohn & Associates, LTD. In his role, Mr. Saulic provided financial planning and investment advisory services. From June 2006 to March 2014, Mr. Saulic served as President and Chief Operating Officer for Cornerstone Ventures, Inc., a real estate investment company. In his role, he helped manage real estate and wholesale distribution operations, including private client services, compliance, investor relations, human resources, information technology, and administration. From June 2012 to March 2013, Mr. Saulic was Chief Operating Officer for Healthcare Real Estate Partners, LLC, a company focused on acquiring and developing healthcare real estate. In his role, Mr. Saulic helped in managing company operations. From March 2008 to December 2012, Mr. Saulic was Chief Operating Officer for Pacific Cornerstone Capital, Inc. In his role, he managed sales operations, compliance, technology and investment services. From 1987 to 2008, Mr. Saulic served in Chief Information Officer roles for Corinthian Colleges, Inc., North American Van Lines, Inc., BAX Global, and Budget Rent a Car Corporation. Prior to 1987 he worked in the financial services industry in management positions with Ernst and Young, GATX Corporation and Kemper Financial Services. Mr. Saulic earned a Masters of Business Administration from DePaul University, a Bachelor of Science in Accounting with a minor in Economics from Illinois State University, and is a Certified Financial Planner®, a Certified Public Accountant and a member of the American Institute of CPAs. Mr. Saulic is involved in various community activities and is a Board Member for Vanguard University, YMCA, and the Forum of Christian Business Leaders.
Our Board of Directors, excluding Mr. Saulic, determined that the prior leadership positions that Mr. Saulic has held and Mr. Saulic’s extensive real estate and investment management experience have provided Mr. Saulic with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Saulic is highly qualified to serve as one of our directors.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected and appointed the firm of Ernst & Young to act as our independent registered public accounting firm for the year ending December 31, 2019. Ratification of the appointment of Ernst & Young requires the affirmative vote of a majority of the votes cast in person or by proxy at a meeting at which a quorum is present. Any shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the vote.
Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.
Representatives of Ernst & Young are expected to be available during the 2019 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions from our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

EXECUTIVE OFFICERS
The following table and biographical descriptions set forth information with respect to our executive officers:

Name	Age	Position
Rodney F. Emery	69	Chief Executive Officer
Ella S. Neyland	65	President
Kevin J. Keating	57	Chief Financial Officer and Treasurer
Ana Marie del Rio	65	Secretary and Compliance Officer
For biographical information regarding Mr. Emery and Ms. Neyland, see “Proposal 1—Information about Director Nominees”.
Kevin J. Keating serves as our Chief Financial Officer and Treasurer, positions he has held since November 2017 and April 2011, respectively, and as our advisor’s Chief Accounting Officer since April 2011, where he has focused primarily on the accounting function and compliance responsibilities for us and our advisor. Mr. Keating has also served as Chief Financial Officer and Treasurer of Steadfast Apartment REIT since November 2017 and September 2013, respectively, and Steadfast Apartment REIT III since November 2017 and August 2015, respectively. In addition, Mr. Keating has served as the Treasurer of Steadfast Apartment Advisor, LLC since September 2013 and Treasurer of Steadfast Apartment Advisor III, LLC since July 2015. Prior to joining us and our advisor, Mr. Keating served as Senior Audit Manager with BDO USA, LLP (formerly BDO Seidman, LLP), an accounting and audit firm, from June 2006 to January 2011. From June 2004 to June 2006, Mr. Keating served as Vice President and Corporate Controller of Endocare, Inc., a medical device manufacturer. Mr. Keating has extensive experience working with public companies and served as Assistant Controller and Audit Manager for Ernst & Young from 1988 to 1999. Mr. Keating holds a Bachelor of Science, Accounting from St. John’s University in New York, New York and is a certified public accountant.
Ana Marie del Rio serves as our Secretary and Compliance Officer, positions she has held since our inception in May 2009. Ms. del Rio has also served as Secretary of Steadfast Apartment REIT since September 2013 and as Secretary of Steadfast Apartment REIT III since August 2015. Ms. del Rio also serves as the Chief Legal Officer for Steadfast Companies and manages the Risk Management and Legal Services Departments for Steadfast Companies. Ms. del Rio works closely with Steadfast Management Company, Inc. in the management and operation of Steadfast Companies’ residential apartment homes, especially in the area of compliance. Prior to joining Steadfast Companies in April 2003, Ms. del Rio was a partner in the public finance group at Orrick, Herrington & Sutcliffe, LLP, where she practiced from September 1993 to April 2003, representing both issuers and underwriters in financing single-family and multifamily housing, and other types of public-private and redevelopment projects. From 1979 to 1993, Ms. del Rio co-owned and operated a campaign consulting and research company specializing in local campaigns and ballot measures. Ms. del Rio received a Juris Doctor from the University of the Pacific, McGeorge School of Law, and received a Master of Public Administration and a Bachelor of Arts from the University of Southern California. Ms. del Rio serves on the Board of Directors of Project Access and is a lecturer for the University of California, Irvine, School of Law.

CORPORATE GOVERNANCE
Board of Directors
We operate under the direction of our Board of Directors. The Board of Directors oversees our operations and makes all major decisions concerning our business. The Board of Directors held nine meetings during the fiscal year ended December 31, 2018. Each of our directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he or she served as a member of the Board of Directors and (b) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods in which he or she served.
Director Attendance at Annual Meetings
Although we have no policy with regard to attendance by the members of the Board of Directors at our annual meetings, we invite and encourage the members of the Board of Directors to attend our annual meetings to foster communication between stockholders and the Board of Directors. All of our directors attended the 2018 Annual Meeting of Stockholders.
Contacting the Board of Directors
Our Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who desires to contact members of the Board of Directors may do so by writing: c/o Steadfast Income REIT, Inc. Board of Directors, 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the Audit Committee for review.
Director Independence
Our Third Articles of Amendment and Restatement (our “Charter”), provides that a majority of our directors must be “independent directors.” Two of our current directors, Rodney F. Emery and Ella S. Neyland, are affiliated with us and therefore each is not considered an “independent director” as defined by our Charter. Our remaining directors, Don B. Saulic, Scot B. Barker and Ned W. Brines, qualify as independent directors as defined in our Charter in compliance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007. As defined in our Charter, the term “independent director” means a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with Steadfast REIT Investments, LLC, our sponsor, or Steadfast Income Advisor, LLC, our advisor, by virtue of (1) ownership of an interest in our sponsor, our advisor or any of their affiliates, other than the Company, (2) employment by our sponsor, our advisor or any of their affiliates, (3) service as an officer or director of our sponsor, our advisor or any of their affiliates, other than as a director of the Company, (4) performance of services, other than as a director, for the Company, (5) service as a director or trustee of more than three real estate investment trusts organized by our sponsor or advised by our advisor, or (6) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their affiliates.
Although our shares are not listed for trading on any national securities exchange, a majority of the members of our Board of Directors, and all of the members of the Audit Committee are “independent” as defined by the New York Stock Exchange. The New York Stock Exchange standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). The Board of Directors has determined that Messrs. Barker, Brines and Saulic each satisfies the bright-line criteria and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board of Directors.
Nomination of Directors
We do not have a standing nominating committee. Our Board of Directors determined that it is appropriate not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of nominees. While we do not have any minimum qualifications with respect to nominees, our Board of Directors considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other members of the Board of Directors and the candidate’s willingness to devote substantial time and effort to the responsibilities of the Board of Directors. Our Board of Directors does not have a formal written policy regarding the consideration of diversity in identifying nominees for the Board of Directors. Nevertheless, considerations of diversity will continue to be important factors in identifying and recruiting new members of the Board of Directors.
Our Board of Directors also will consider recommendations made by stockholders for nominees of the Board of Directors. In order to be considered by our Board of Directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Proposals for 2020 Annual Meeting of Stockholders.” In evaluating the persons recommended as potential members of the Board of Directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential members for the Board of Directors (without the recommendation of our Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
Board Structure; Role in Risk Management
Rodney F. Emery serves as our Chairman of the Board of Directors and Chief Executive Officer. The independent directors have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as Chairman of the Board of Directors. The independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board of Directors, our Chief Executive Officer is the director best qualified to act as Chairman of the Board of Directors. Our Board of Directors retains the authority to modify this structure to best address our unique circumstances and to advance the best interests of all stockholders, as and when appropriate. Mr. Barker serves as our lead independent director. The lead independent director is appointed to carry out the following responsibilities: (i) preside at executive sessions of independent directors; (ii) engage with other directors to identify discussion topics for executive sessions; (iii) facilitate communication between the independent directors and the Chairman of the Board of Directors and Chief Executive Officer; (iv) call meetings of the independent directors, as necessary; and (v) carry out any other responsibilities designated by the independent directors. Our Board of Directors believes that the current structure is appropriate as all of our independent directors are actively involved in board meetings.
Our Board of Directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success. The Board of Directors manages our risk through its approval and oversight of all property acquisitions, assumptions of debt and its oversight of our executive officers and our advisor. The Board of Directors may also establish committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that the majority of the members of each committee are independent directors. The currently established committees by our Board of Directors are an Audit Committee, Investment Committee, Valuation Committee and

Special Committee. The Audit Committee oversees management of accounting, financial, legal and regulatory risks. The Investment Committee reviews specific investments proposed by our advisor as well as our investment policies and procedures along with the inherent risks of our business. The Valuation Committee oversees the process of determining the estimated value per share of our common stock. The Special Committee was formed for the purpose of reviewing, considering, investigating, evaluating and, if deemed appropriate by the Special Committee, negotiating the proposed merger of the Company with Steadfast Apartment REIT or any alternative extraordinary transaction.
Audit Committee
Our Board of Directors established an Audit Committee. The Audit Committee’s function is to assist our Board of Directors in fulfilling its responsibilities by overseeing: (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditors’ qualifications and independence and (4) the performance of the independent auditors and our internal audit function. The members of the Audit Committee are Scot B. Barker, Ned W. Brines and Don B. Saulic. All of the members of our Audit Committee are “independent” as defined by our Charter and the New York Stock Exchange. All members of the Audit Committee have significant financial and/or accounting experience. The Board of Directors determined that Mr. Brines satisfies the SEC’s requirements for our “audit committee financial expert” and also serves as the Chairman of the Audit Committee.
The Audit Committee adopted a written charter under which it operates. The Audit Committee Charter is available on our website at www.steadfastreits.com. The Audit Committee held four meetings during the year ended December 31, 2018.
Investment Committee
Our Board of Directors established an Investment Committee. Our Board of Directors has delegated to the Investment Committee certain responsibilities with respect to investment in specific investments proposed by our advisor and the authority to review our investment policies and procedures on an ongoing basis. The Investment Committee must at all times be comprised of at least three members and a majority of independent directors. The current members of the Investment Committee are Rodney F. Emery, Scot B. Barker and Don B. Saulic, with Mr. Emery serving as the Chairman of the Investment Committee.
With respect to investments, the Investment Committee has the authority to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, as well as all real estate-related investments and all investments consistent with our investment objectives, for a purchase price, total project cost or sales price of up to 10% of the cost of our net assets as of the date of investment.
The Investment Committee held one meeting during the year ended December 31, 2018.
Valuation Committee
Our Board of Directors established a Valuation Committee. The Valuation Committee’s function, as recommended by the Institute for Portfolio Alternatives (formerly known as the Investment Program Association), is to perform the following functions in connection with the determination of an estimated per share value of our common stock: (1) ratify and approve the engagement of valuation advisory services, its scope of work and any amendments thereto, (2) review and approve the proposed valuation process and methodology to be used to determine the estimation of the per share value of our common stock, (3) review the reasonableness of the valuation or range of value resulting from the process and (4) recommend the final proposed valuation for approval by the Board of Directors. The members of the Valuation Committee are Scot B. Barker, Ned W. Brines, and Don B. Saulic, with Mr. Brines serving as the chairman of the Valuation Committee.
The Valuation Committee held one meeting during the year ended December 31, 2018.

Special Committee
Our Board of Directors established a Special Committee. The Special Committee was formed for the purpose of reviewing, considering, investigating, evaluating and, if deemed appropriate by the Special Committee, negotiating the proposed merger of the Company with Steadfast Apartment REIT or any alternative extraordinary transaction. The members of the Special Committee are Scot B. Barker, Ned W. Brines and Don B. Saulic, with Mr. Barker serving as the chairman of the Special Committee.
The Special Committee held 16 meetings during the year ended December 31, 2018.
Pre-Approval Policies
The Audit Committee Charter imposes a duty on our Audit Committee to pre-approve all auditing services performed for us by our independent auditors as well as all permitted non-audit services in order to ensure that the provision of such services does not impair the auditors’ independence. In determining whether or not to pre-approve services, the Audit Committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC. The Audit Committee, may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting.
All services rendered by Ernst & Young for the years ended December 31, 2018 and 2017 were pre-approved in accordance with the policies and procedures described above.
Audit Fees and Non-Audit Fees
The aggregate fees billed to us for professional accounting services, including the audit of our financial statements and the non-audit fees charged to us by Ernst & Young, all of which were pre-approved by the Audit Committee, are set forth in the table below:

	For the Year Ended December 31,
	2018	2017
Audit fees	$531,230	$439,123
Audit-related fees	34,589	91,067
Tax fees	184,846	203,487
All other fees	1,720	665
Total	$752,385	$734,342
For purposes of the preceding table, Ernst & Young’s professional fees are classified as follows:

•
Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•
Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•
Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees — These are fees for any services not included in the above-described categories.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS
The Audit Committee of the Board of Directors of Steadfast Income REIT, Inc. (the “Company”) operates under a written charter. The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors, including: (1) the integrity of the Company’s financial statements and internal control over financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s independent auditor and internal audit function.
The Company’s management has the primary responsibility for the Company’s financial statements as well as its financial reporting process, principles and internal controls. Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm for 2018, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”
In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2018 with management and discussed the quality and acceptability of the financial reporting and controls of the Company.
The Audit Committee reviewed with Ernst & Young their judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and SEC. The Audit Committee received from Ernst & Young the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young their independence from the Company. In addition, the Audit Committee considered whether Ernst & Young’s provision of non-audit services is compatible with Ernst & Young’s independence.
The Audit Committee discussed with Ernst & Young the overall scope and plans for the audit. The Audit Committee meets periodically with Ernst & Young, with and without management present, to discuss the results of their examinations and their evaluations of the overall quality of the financial reporting of the Company.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019.
Audit Committee:
Ned W. Brines, Chairperson
Scot B. Barker
Don B. Saulic

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of our Executive Officers
We currently have no employees. Our day-to-day management functions are performed by our advisor and its related affiliates. Our executive officers are all employees of our advisor and its affiliates. We do not pay any of these individuals for serving in their respective positions. As a result, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.
Compensation of our Directors
The following table sets forth the compensation paid to our directors during the fiscal year ended December 31, 2018:

Name	Fees Earned or Paid in Cash in 2018(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation(3)	Total
Scot B. Barker(4)(5)	$170,001	$24,600	$—	$—	$—	$4,525	$199,126
Ned W. Brines(4)(5)	179,998	24,600	—	—	—	—	204,598
Don B. Saulic(4)(5)	167,001	24,600	—	—	—	—	191,601
Ella S. Neyland(6)	—	—	—	—	—	—	—
Rodney F. Emery(6)	—	—	—	—	—	—	—
	$517,000	$73,800	$—	$—	$—	$4,525	$595,325
________________

(1)
The amounts shown in this column include payments to members of the Special Committee, which was formed during the year ended December 31, 2018. The members of the Special Committee are our independent directors. Each independent director received a one-time retainer of $60,000, and the Special Committee chairperson received an additional one-time retainer of $5,000. In addition, each member of the Special Committee receives $2,500 for each in-person committee meeting attended and $1,000 for each teleconference meeting attended.

(2)
The amounts shown in this column reflect the aggregate fair value of shares of restricted stock granted under our independent directors’ compensation plan, computed as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3)	Amount represents reimbursement of expenses incurred by directors to attend various board of directors’ meetings.

(4)	Independent directors.

(5)
On August 9, 2018, each of our three independent directors was granted 2,500 shares of restricted common stock in connection with their re-election to the Board of Directors pursuant to our independent directors’ compensation plan. The grant date fair value of the stock was $9.84 per share for an aggregate amount of $24,600 for each independent director. Of these shares of restricted common stock granted in 2018, each independent director had 1,875 shares of restricted common stock that remained unvested as of December 31, 2018.

(6)	Directors who are also our executive officers or executive officers of our affiliates do not receive compensation for services rendered as a director.

Cash Compensation
We pay each of our independent directors:

•	annual compensation of $65,000 (the audit committee chairperson receives an additional $10,000 annual compensation);

•	$3,000 for each in-person Board of Directors meeting attended;

•	$2,000 for each in-person committee meeting attended; and

•	$1,000 for each teleconference meeting of the Board of Directors or committee.
Equity Plan Compensation
Our Board of Directors has approved and adopted an independent directors’ compensation plan, which operates as a sub-plan of our long-term incentive plan. Under the independent directors’ compensation plan and subject to such plan’s conditions and restrictions, each of our then independent directors was entitled to receive 5,000 shares of restricted common stock in connection with the initial meeting of the full Board of Directors. Our initial board of directors, and each of the independent directors, agreed to delay the initial grant of restricted stock until we raised $2,000,000 in gross offering proceeds from our initial public offering. Each new independent director that joins our Board of Directors receives 5,000 shares of restricted common stock upon election to our Board of Directors. In addition, on the date following an independent director’s re-election to our Board of Directors, he or she receives 2,500 shares of restricted common stock. The shares of restricted common stock granted pursuant to our independent directors’ compensation plan generally vest in four equal annual installments beginning on the date of grant and ending on the third anniversary of the date of grant; provided, however, that the restricted stock will become fully vested on the earlier to occur of: (1) the termination of the independent director’s service as a director due to his or her death or disability, or (2) a change in control of the Company or as otherwise provided in the incentive award plan.
Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of our Board of Directors. Our Board of Directors believes it is appropriate for us not to have a compensation committee because we do not pay, or plan to pay, any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our incentive award plan, as of December 31, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	—	898,500
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	—	—	898,500

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
The following table shows, as of August 15, 2019, the amount of our common stock beneficially owned (unless otherwise indicated) by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) our Board of Directors, (3) our executive officers and (4) all of our Board of Directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage
Rodney F. Emery(3)	510,504	*
Scot B. Barker	42,052	*
Don B. Saulic	12,500	*
Ned W. Brines	29,956	*
Ella S. Neyland	9,900	*
Kevin J. Keating	4,706	*
Ana Marie del Rio	5,496	*
All officers and directors as a group (seven persons)	615,114	*
________________

*	Less than 1% of the outstanding common stock.

(1)	The address of each named beneficial owner is c/o Steadfast Income REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, CA, 92612.

(2)	None of the shares are pledged as security.

(3)	Consists of 22,223 shares owned by our sponsor and 488,281 shares owned by our advisor, which are each primarily indirectly owned and controlled by Mr. Emery.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires each director, officer and individual beneficially owning more than 10% of our common stock to file with the SEC, within specified time frames, initial statements of beneficial ownership of our common stock (Form 3) and statements of changes in beneficial ownership of our common stock (Forms 4 and 5). These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2018, or written representations that no additional forms were required, we believe that all required Section 16(a) filings were timely and correctly made by reporting persons during 2018.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The following describes all transactions during the six months ended June 30, 2019 and the year ended December 31, 2018 and currently proposed transactions involving us, our Board of Directors, our advisor, our sponsor and any affiliate thereof. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us.
Ownership Interests
On June 12, 2009, our sponsor, Steadfast REIT Investments, LLC, purchased 22,223 shares of our common stock for an aggregate purchase price of $200,007 and was admitted as our initial stockholder. Our sponsor is majority owned and controlled indirectly by Rodney F. Emery, our Chairman of the Board of Directors and Chief Executive Officer.
On July 10, 2009, our advisor purchased 1,000 shares of our convertible stock for an aggregate purchase price of $1,000. As of December 31, 2018, our advisor owned 100% of our outstanding convertible stock. We are the general partner of Steadfast Income REIT Operating Partnership, L.P., (the “operating partnership”), and our advisor has made a $1,000 capital contribution to our operating partnership as the initial limited partner.
Our convertible stock will convert into shares of our common stock if and when: (A) we have made total distributions on the then outstanding shares of our common stock equal to the original issue price of those shares plus an aggregate 8.0% cumulative, non-compounded, annual return on the original issue price of those shares, (B) we list our common stock for trading on a national securities exchange or (C) our advisory agreement (defined below) is terminated or not renewed (other than for “cause” as defined in our advisory agreement). In the event of a termination or non-renewal of our advisory agreement for cause, the convertible stock will be redeemed by us for $1.00. In general, each share of our convertible stock will convert into a number of shares of common stock equal to 1/1000 of the quotient of: (A) 10% of the excess of (1) our “enterprise value” (as defined in our Charter) plus the aggregate value of distributions paid to date on the then outstanding shares of our common stock over (2) the aggregate purchase price paid by stockholders for those outstanding shares of common stock plus an 8.0% cumulative, non-compounded, annual return on the original issue price of those outstanding shares, divided by (B) our enterprise value divided by the number of outstanding shares of common stock on an as-converted basis, in each case calculated as of the date of the conversion. Shares of our convertible stock are not paid dividends and, as of December 31, 2018, all shares of convertible stock remained outstanding.
Additionally, on June 11, 2014, we entered into a restricted stock agreement with our advisor whereby we issued to our advisor 488,281.25 restricted shares of our common stock at a fair market value of $10.24 per share in satisfaction of certain deferred fees due to the advisor in the aggregate amount of $5,000,000. Pursuant to the restricted stock agreement, the shares of restricted stock vested and became non-forfeitable 50% at December 31, 2015 and 50% at December 31, 2016.
Our Relationships with our Advisor and our Sponsor
Steadfast Income Advisor, LLC is our advisor and, as such, supervises and manages our day-to-day operations and selects our real property investments and real estate-related assets, subject to oversight by our Board of Directors. Our advisor also provides marketing, sales and client services on our behalf. Our advisor is owned by our sponsor. Mr. Emery, our Chairman of the Board and Chief Executive Officer, indirectly controls our sponsor, our advisor and the dealer manager in our initial public offering, Stira Capital Markets Group. Ms. Ana Marie del Rio, our Secretary, owns an indirect 7% interest in our sponsor, advisor and dealer manager. Crossroads Capital Multifamily, LLC (“Crossroads Capital Multifamily”) owns a 25% membership interest in our sponsor. Pursuant to the Third Amended and Restated Operating Agreement of our sponsor, effective as of January 1, 2014, all distributions to Crossroads Capital Multifamily are subordinated to distributions to the other member of our sponsor, Steadfast REIT Holdings, LLC (“Steadfast Holdings”), until Steadfast Holdings has received an amount equal to certain expenses, including certain organization and offering costs, incurred by Steadfast Holdings and its affiliates on our behalf.
All of our other officers and directors, other than our independent directors, are officers of our advisor and officers, limited partners and/or members of our sponsor and other affiliates of our advisor.
We and our operating partnership have entered into the advisory agreement with our advisor and our operating partnership which has a one-year term expiring November 15, 2019 (the “advisory agreement”), subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. We may terminate the advisory agreement without cause or penalty upon 60 days’ written notice and immediately upon fraud, criminal conduct, willful misconduct, gross negligence or material breach of the advisory agreement by our advisor or our advisor’s bankruptcy. If we terminate the advisory agreement, we will pay our advisor all unpaid advances for operating expenses and all earned but unpaid fees.
Services provided by our advisor under the terms of the advisory agreement include the following:

•	finding, presenting and recommending investment opportunities to us consistent with our investment policies and objectives;

•	making investment decisions for us, subject to the limitations in our Charter and the direction and oversight of our Board of Directors;

•	structuring the terms and conditions of our investments, sales and joint ventures;

•	acquiring investments on our behalf in compliance with our investment objectives and policies;

•	sourcing and structuring our loan originations;

•	arranging for financing and refinancing of investments;

•	entering into service agreements for our loans;

•	supervising and evaluating each loan servicer’s and property manager’s performance;

•	reviewing and analyzing the operating and capital budgets of the properties underlying our investments and the properties we may acquire;

•	entering into leases and service contracts for our properties;

•	assisting us in obtaining insurance;

•	generating our annual budget;

•	reviewing and analyzing financial information for each of our assets and our overall investment portfolio;

•	formulating and overseeing the implementation of strategies for the administration, promotion, management, financing and refinancing, marketing, servicing and disposition of our investments;

•	performing investor relations services;

•	maintaining our accounting and other records and assisting us in filing all reports required to be filed with the SEC, the Internal Revenue Service and other regulatory agencies;

•	engaging and supervising the performance of our agents, including our registrar and transfer agent; and

•	performing any other services reasonably requested by us.
The above summary is provided to illustrate the material functions that our advisor performs for us as an advisor and is not intended to include all of the services that may be provided to us by our advisor, its affiliates or third parties. The advisor has also entered into a Services Agreement with Crossroads Capital Advisors, LLC (“Crossroads Capital Advisors”), an affiliate of Crossroads Capital Multifamily, whereby Crossroads Capital Advisors provides advisory services to us on behalf of our advisor.
Fees and Expense Reimbursements Paid to our Advisor
Pursuant to the terms of our advisory agreement, we pay our advisor the fees described below.

•
We pay our advisor an acquisition fee of 2.0% of (1) the total cost of investment, as defined in connection with the acquisition or origination of any type of real property or real estate-related asset, or (2) our allocable cost of a real property or real estate-related asset acquired in a joint venture, in each case including purchase price, acquisition expenses and any debt attributable to such investments. For the year ended December 31, 2018, we incurred and paid acquisition fees of $705,722 in connection with the acquisition of two multifamily properties and no acquisition fees were incurred or paid for the six months ended June 30, 2019.

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We pay our advisor an annual investment management fee that is payable monthly in an amount equal to one-twelfth of 0.8% of (1) the cost of real properties and real estate-related assets acquired directly by us or (2) our allocable cost of each real property or real estate-related asset acquired through a joint venture. The investment management fee is calculated including acquisition fees, acquisition expenses, cost of development, construction or improvement and any debt attributable to such investments, or our proportionate share thereof in the case of investments made through joint ventures. For the year ended December 31, 2018, we incurred $9,799,335 and paid $8,158,850 in investment management fees to our advisor. For the six months ended June 30, 2019, we incurred $4,303,703 and paid $5,590,171 in investment management fees to our advisor.

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We pay our advisor a disposition fee in connection with a sale of an investment and in the event of the sale of the entire Company, which we refer to as a “final liquidity event,” in either case when our advisor or its affiliates provides a substantial amount of services as determined by a majority of our independent directors. With respect to a sale of an investment, we pay our advisor a disposition fee equal to 1.5% of the contract sales price of the investment sold. With respect to a final liquidity event, we pay our advisor a disposition fee equal to (i) 0.5% of the total consideration paid in a final liquidity event if the price per share paid to stockholders is less than or equal to $9.00; (ii) 0.75% of the total consideration paid in a final liquidity event if the price per share paid to stockholders is between $9.01 and $10.24; (iii) 1.00% of the total consideration paid in a final liquidity event if the price per share paid to stockholders is between $10.25 and $11.24; (iv) 1.25% of the total consideration paid in a final liquidity event if the price per share paid to stockholders is between $11.25 and $12.00; and (v) 1.50% of the total consideration paid in a final liquidity event if the price per share paid to stockholders is greater than or equal to $12.01; provided, however, that the price per share paid to stockholders as listed in each of clauses (i) through (v) above shall be adjusted for any special distributions, stock splits, combinations, recapitalizations or any similar transaction with respect to our shares. Our Charter limits the maximum amount of disposition fees payable to our advisor for the sale of any real property to the lesser of one-half of the brokerage commission paid or 3% of the contract sales price, but in no event shall the total real estate commissions paid, including any disposition fees payable to our advisor, exceed 6% of the contract sales price. With respect to a property held in a joint venture, the foregoing commission will be reduced to a percentage of such amounts reflecting our economic interest in the joint venture. For the year ended December 31, 2018, we incurred $5,893,800 and paid $4,407,675 in disposition fees to our advisor. For the six months ended June 30, 2019, we incurred $3,289,275 and paid $5,342,025 in disposition fees to our advisor.

•
We pay our advisor a loan coordination fee equal to 0.50% of the refinancing amount in connection with the refinancing of certain of our existing mortgage loans. In some instances, our advisor may reduce the loan coordination fee to $100,000 per loan refinanced. For the year ended December 31, 2018, we incurred loan coordination fees to our advisor of $422,160. During the same period, $508,835 of loan coordination fees were paid to our advisor. For the six months ended June 30, 2019, we incurred and paid no loan coordination fees to our advisor.

In addition to the fees we pay to our advisor pursuant to the advisory agreement, we also reimburse our advisor and its affiliates for the costs and expenses described below.

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Subject to the 2%/25% Guidelines discussed below, we reimburse our advisor for the cost of administrative services, including personnel costs and our allocable share of other overhead of the advisor such as rent and utilities; provided, however, that no reimbursement shall be made for costs of such personnel to the extent that personnel are used in transactions for which our advisor receives an acquisition fee, investment management fee or disposition fee or for the employee costs our advisor pays to our executive officers. For the year ended December 31, 2018, $988,367 was incurred and $960,376 was reimbursed to our advisor for administrative services. For the six months ended June 30, 2019, $846,602 was incurred and $790,056 was reimbursed to our advisor for administrative services.

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We reimburse our advisor for acquisition expenses incurred related to the selection and acquisition of real property investments and real estate-related investments. For the year ended December 31, 2018, we incurred $689,523 and paid $478,335 in acquisition expenses to our advisor and its affiliates. For the six months ended June 30, 2019, we incurred $0 and paid $211,188 in acquisition expenses to our advisor and its affiliates.

2%/25% Guidelines
As described above, our advisor and its affiliates are entitled to reimbursement of actual expenses incurred for administrative and other services provided to us for which they do not otherwise receive a fee. However, we will not reimburse our advisor or its affiliates at the end of any fiscal quarter for “total operating expenses” that for the four consecutive fiscal quarters then ended, or the expense year, exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income, which we refer to as the “2%/25% Guidelines,” and our advisor must reimburse us quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the expense year, unless our independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors.
For purposes of the 2%/25% Guidelines, “total operating expenses” means all costs and expenses paid or incurred by us, as determined under U.S. generally accepted accounting principles, that are in any way related to our operation or to corporate business, including advisory fees, but excluding (1) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and the listing of our shares of common stock, (2) interest payments, (3) taxes, (4) non-cash expenditures such as depreciation, amortization and bad debt reserves, (5) incentive fees, (6) acquisition fees and acquisition expenses, (7) real estate commissions on the sale of a real property and (8) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). At December 31, 2018 and June 30, 2019, our total operating expenses, as defined above, did not exceed the 2%/25% Guidelines.
Property Management Fees and Reimbursements Paid to Our Property Manager

•
We have entered into property management agreements with Steadfast Management Company, Inc. (the “property manager”), an affiliate of our sponsor, with respect to the management of 32 of our multifamily properties owned as of December 31, 2018. Pursuant to the management agreements, we pay the property manager a monthly management fee equal to a certain percentage, which ranges from 2.5% to 3.5%, of each property’s gross revenues (as defined in the respective management agreements) for each month. The property manager also received an oversight fee of 1% of gross collections at certain of the properties at which it did not serve as a property manager. Each management agreement has an initial one year term and will continue thereafter on a month-to-month basis unless either party gives prior 60 days’ notice of its desire to terminate the management agreement, provided that we may terminate the management agreement at any time upon a determination of gross negligence, willful misconduct or bad acts of the property manager or its employees or upon an uncured material breach of the agreement upon 30 days’ prior written notice to the property manager. For the year ended December 31, 2018, we incurred and paid property management fees of $4,059,216 and $4,126,954, respectively, to the property manager. For the six months ended June 30, 2019, we incurred and paid property management fees (including oversight fees) of $1,725,825 and $1,770,456, respectively, to the property manager.

•
The property management agreements specify that we are to reimburse the property manager for the salaries and related benefits of on-site personnel. For the year ended December 31, 2018, we incurred and reimbursed on-site personnel costs of $12,857,437 and $13,040,470, respectively, to the property manager. For the six months ended June 30, 2019, we incurred and reimbursed on-site personnel costs of $5,462,565 and $5,568,257, respectively, to the property manager.

•
The property management agreements also specify certain other fees payable to the property manager for benefit administration, information technology infrastructure, licenses, support and training services and capital expenditures. For the year ended December 31, 2018, we incurred and paid other fees of $1,863,448 and $1,869,080, respectively, to the property manager. For the six months ended June 30, 2019, we incurred and paid other fees of $1,214,935 and $1,180,797, respectively, to the property manager.

•
Upon entering into the joint venture with Blackstone Real Estate Investment Trust, Inc., the property manager entered into property management agreements with each wholly-owned subsidiary of the joint venture. Effective December 10, 2018, the joint venture terminated the property management agreements with the property manager.

Payments to our Construction Manager

•
We have entered into construction management agreements with Pacific Coast Land and Construction, Inc., (the “construction manager”), an affiliate of our sponsor, in connection with the planned renovation for certain of our properties. The construction management fee payable with respect to each property under the construction management agreements ranges from 6.0% to 12.0% of the costs of the improvements for which the construction manager has oversight authority. Generally, each construction management agreement has a term equal to the planned renovation timeline unless either party gives 30 days’ prior notice of its desire to terminate the construction management agreement. For the year ended December 31, 2018, we incurred and paid construction management fees of $209,829 and $213,652, respectively, to the construction manager. For the six months ended June 30, 2019, we incurred and paid construction management fees of $155,402 and $154,786, respectively, to the construction manager.

•
The construction management agreements also specify that we are to reimburse the construction manager for the salaries and related benefits of certain of its employees for time spent working on capital improvements and renovations. For the year ended December 31, 2018, we incurred and reimbursed labor costs of $95,631 and $95,730, respectively, to the construction manager. For the six months ended June 30, 2019, we incurred and reimbursed labor costs of $54,217 and $53,129, respectively, to the construction manager.

Pending Merger with Steadfast Apartment REIT
On August 5, 2019, we, our operating partnership, Steadfast Apartment REIT, Steadfast Apartment REIT Operating Partnership, L.P., the operating partnership of Steadfast Apartment REIT, and SI Subsidiary, LLC, a wholly-owned subsidiary of Steadfast Apartment REIT (“STAR I Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, we will merge with and into STAR I Merger Sub (the “Merger”), with STAR I Merger Sub surviving the Merger, such that following the Merger, the surviving entity will continue as a wholly-owned subsidiary of Steadfast Apartment REIT. In accordance with the applicable provisions of the Maryland General Corporation Law, the separate existence of the Company shall cease. Steadfast Apartment REIT is externally advised by Steadfast Apartment Advisor, LLC (“STAR Advisor”), which is an indirect subsidiary of our sponsor. For additional information on our pending merger with Steadfast Apartment REIT, see our Current Report on Form 8-K filed with the SEC on August 6, 2019.
Termination Agreement
Concurrently with the entry into the Merger Agreement, we and our advisor entered into a termination letter agreement (the “Termination Agreement”), effective as of August 5, 2019. Pursuant to the Termination Agreement, the current advisory agreement will be terminated at the effective time of the Merger. Also pursuant to the Termination Agreement, the advisor (i) waived any disposition fee it otherwise would be entitled to pursuant to the advisory agreement related to the Merger and (ii) confirmed the disposition fee payable to the advisor in the event the Merger Agreement is terminated and we consummate a different transaction that would entitle the advisor to a disposition fee.
The Termination Agreement also provides that upon approval of the special committee of our board of directors, we shall consent (which consent shall not be unreasonably withheld, delayed or conditioned) and shall take all necessary actions (including amending the Merger Agreement) to provide for the Exchange (as defined below) if, pursuant to the Merger Agreement, prior to consummation of the Merger, STAR Advisor requests that, in lieu of the incentive and performance fees set out in the advisory agreement between Steadfast Apartment REIT and the STAR Advisor, Steadfast Apartment REIT issue, at the closing of the Merger, convertible stock in exchange for the convertible stock currently owned by STAR Advisor (such exchange, the “Exchange”).
Other Transactions

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We deposit amounts with an affiliate of our sponsor to fund a prepaid insurance deductible account to cover the cost of required insurance deductibles across all properties owned by us or other affiliated entities of our sponsor. Upon filing a major claim, proceeds from the insurance deductible account may be used by us or another affiliate of our sponsor. In addition, we deposit amounts with an affiliate of our sponsor to cover the cost of property insurance across certain of our properties. For the year ended December 31, 2018, we incurred $1,597,712 and funded $1,555,825 of property insurance to an affiliate of our sponsor. Additionally, for the year ended December 31, 2018, we incurred $75,000 and did not receive any proceeds from an affiliate of our sponsor upon filing a major claim. For the six months ended June 30, 2019, we incurred $850,583 and funded

$731,528 of property insurance to an affiliate of our sponsor and received $75,000 of proceeds from a related party relating to the filing of insurance claims during the period.

•
Certain of our subsidiaries and the property manager were named as defendants in two Texas class action lawsuits alleging violations of the Texas Water Code, collectively, the “Actions.” Our subsidiaries and the property manager disputed plaintiffs’ claims in the Actions; however, to avoid the time and expense associated with defending the Actions, our subsidiaries and other affiliated Steadfast entities, collectively, the “Steadfast Parties,” entered into Settlement Agreements with the plaintiffs that provided for a settlement payment to the class members and a release of claims by plaintiffs and class members against the Steadfast Parties. In connection with the Settlement Agreements, on April 17, 2017, the Steadfast Parties entered into a contribution, settlement and release agreement whereby all agreed to an allocation of all costs related to the actions and their settlements and a release of all claims a Steadfast Party may have against any other Steadfast Party. Our proportionate share of the settlements was $378,405, which consisted of funds used to pay a portion of (1) the settlement payments to the plaintiffs and class members in the actions and (2) legal costs, less insurance proceeds. During the year ended December 31, 2018, we had recorded $305,000 as reimbursement for funds spent by us in excess of our proportionate share, all of which was collected from other Steadfast Parties as of December 31, 2018.

Currently Proposed Transactions
Other than as described above, there are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.
Policies and Procedures for Transactions with Related Persons
In order to reduce or eliminate certain potential conflicts of interest, our Charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our advisor, our directors or their respective affiliates. Each of the restrictions and procedures that apply to transactions with our advisor and its affiliates will also apply to any transaction with any entity or real estate program controlled by our advisor and its affiliates. As a general rule, any related party transaction must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.
We have also adopted a Code of Ethics (as described below) that applies to each of our officers and directors, which we refer to as “covered persons.” The Code of Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, our advisor and their respective affiliates. Our Code of Ethics is available on our website at www.steadfastreits.com.

ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 was mailed to stockholders on or about April 22, 2019. Our Annual Report on Form 10-K is incorporated in this proxy statement and is deemed a part of the proxy soliciting material.
ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: STEADFAST INCOME REIT, INC., 18100 VON KARMAN AVENUE, SUITE 500, IRVINE, CALIFORNIA 92612, ATTENTION: SECRETARY.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all of our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions and all members of our Board of Directors. The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations. Our Code of Ethics is available on our website at www.steadfastreits.com. We will also provide to any person without charge a copy of our Code of Ethics, including any amendments or waivers, upon written request delivered to our principal executive office at Steadfast Income REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary.

PROPOSALS FOR 2020 ANNUAL MEETING OF STOCKHOLDERS
Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2020 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary, no later than May 20, 2020, in order for the proposal to be considered for inclusion in our proxy statement for that meeting; provided, however, that in the event that the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2019 Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.
Pursuant to Article II, Section 11(a)(2) of our bylaws, if a stockholder wishes to present a proposal at the 2020 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices, no earlier than April 20, 2020 and no later than 5:00 p.m., Eastern Time, on May 20, 2020; provided, however, that in the event that the date of the 2020 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2019 Annual Meeting of Stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2020 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2020 Annual Meeting of Stockholders as originally convened, or the tenth day following the day on which public announcement of the date of the 2020 Annual Meeting of Stockholders is first made. Any stockholder proposals not received by us by the applicable date in the previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. In the event the proposed merger with Steadfast Apartment REIT does not close, we anticipate holding the 2020 Annual Meeting of Stockholders in November 2020.

OTHER MATTERS
Mailing of Materials; Other Business
We are mailing a proxy card together with this proxy statement to all stockholders of record on August 15, 2019. The only business to come before the 2019 Annual Meeting of which management is aware is set forth in this proxy statement. If any other business does properly come before the 2019 Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.
It is important that proxies be returned promptly. Therefore, stockholders are urged to date, sign and return the accompanying proxy card in the accompanying return envelope. Investors may also vote by telephone by calling (866) 858-9528 or by internet by following the instructions provided on the accompanying proxy card.
Legal Proceedings
We are not aware of any current legal proceedings involving any of our directors or executive officers and either the Company or any of its subsidiaries.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:
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P.O. BOX 8035 CARY, NC 27512-9916	Go To: www.proxypush.com/SIR
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PROXY TABULATOR
P.O. BOX 8035
CARY, NC 27512-9916

ò Please fold here — Do not separate ò

STEADFAST INCOME REIT, INC.
ANNUAL MEETING OF STOCKHOLDERS
November 6, 2019
Solicited by the Board of Directors
Please Vote by November 5, 2019
The undersigned stockholder of Steadfast Income REIT, Inc., a Maryland corporation, hereby appoints Rodney F. Emery and Ana Marie del Rio, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2019 Annual Meeting of Stockholders of Steadfast Income REIT, Inc. to be held on Wednesday, November 6, 2019 at 3:30 p.m. local time, at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
This proxy is solicited on behalf of the Steadfast Income REIT, Inc.’s Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2019 Annual Meeting, including matters incident to its conduct.

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Stock Owner sign here

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT!

This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report are available at: www.proxypush.com/SIR

PLEASE AUTHORIZE YOUR PROXY TODAY!

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FIVE NOMINEES TO THE BOARD OF DIRECTORS NAMED BELOW AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. IF NO SPECIFICATIONS ARE MADE, SUCH PROXY WILL BE VOTED “FOR” BOTH PROPOSALS.

1.
The election of Rodney F. Emery, Ella S. Neyland, Scot B. Barker, Ned W. Brines and Don B. Saulic to serve as Directors until the Annual Meeting of Stockholders of Steadfast Income REIT, Inc. to be held in the year 2020 and until each of their successors is duly elected and qualifies.
			FOR ALL ☐	WITHHOLD ALL ☐
To vote on each nominee individually, please vote below:

	Nominees:		FOR	WITHHOLD
	(1) Rodney F. Emery		☐	☐
	(2) Ella S. Neyland		☐	☐
	(3) Scot B. Barker		☐	☐
	(4) Ned W. Brines		☐	☐
	(5) Don B. Saulic		☐	☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE BE SURE TO SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!